Intergraph Progress
Agenda
2004 Progress
2004 Progress NASDAQ: INGR
“Now - Next - After Next” Update
Intergraph Business Overview
“Now” - “Next” - “After-Next” Progress
Intergraph’s Strategic Plan
Primary Strategic Opportunities
2004 - 2006 Strategic Plan Takeaways
Conclusion
In Conclusion

Intergraph Progress Halsey Wise, President & CEO, Intergraph Corporation

Agenda 2004 Progress "Now - Next - After Next" - A Blueprint for our Future Conclusion

2004 Progress

2004 Progress NASDAQ: INGR Our 2004 operating results serve as a scorecard for the progress we have made in our business

2004 Progress NASDAQ: INGR Intergraph delivered its best financial performance in more than 12 years Increased revenue by 5% Increased our gross margins to 50% Increased operating income by over 150%

2004 Progress NASDAQ: INGR Settled all pending patent litigation and continue to have a strong balance sheet to invest in growth opportunities Our share price continues to outperform the NASDAQ composite & our peer group

“Now - Next - After Next” Update

Intergraph Business Overview Spatial Information Management (SIM) Mapping and location- based software Intergraph Business Overview Spatial Information Management (SIM) Mapping and Geospatial Solutions Annual Revenue: $205M Process, Power & Marine Industry-leading plant & ship design software Annual Revenue: $145M Solutions Group Government integration services Annual Revenue: $135M Public Safety Public safety first responder software Annual Revenue: $70M National, regional and local governments in 80% of the world's largest countries 30 of the top 35 Fortune Global 500 chemical, petroleum & pharmaceutical companies Public safety agencies protecting hundreds of millions of people around the world 39 of the 50 state departments of transportation in the United States

"Now" - "Next" - "After-Next" Progress "Now" - "Next" - "After-Next" Progress NOW: Change Strategic Initiatives: Vision, Mission, Culture Strategic Plan Capital structure & allocation Rebranding effort Corporate Governance Top-grading program Results: FY 2004 best operating performance in 12 Years ISS Corporate Governance score increased to 98+% To date, repurchased over 25M shares for $635M shares for $635M shares for $635M shares for $635M shares for $635M shares for $635M shares for $635M shares for $635M NEXT: Improve Strategic Initiatives: IMGS: Shift towards vertical SIM apps PPM: Growth into full lifecycle solutions ISG: Focus on projects in core markets IPS: Build complete public safety solution Capitalize on the revenue and cost synergy opportunities among our four divisions. Goals: Return to revenue growth Cost structure reductions Benchmark performance Performance-based culture Alignment with strategic plan Alignment with strategic plan Alignment with strategic plan Alignment with strategic plan Alignment with strategic plan Alignment with strategic plan Alignment with strategic plan AFTER-NEXT: Expand Strategic Initiatives: Potential change in industry landscape Company or market expansion Transformation opportunities Goals: Above industry performance Turnaround complete Sustained growth stage

Intergraph’s Strategic Plan In 2004 we developed our first formalized strategic plan in recent history As part of the strategic planning process we evaluated and analyzed: Our markets Market positions Products Sales channels Cross-selling opportunities Service levels Competitors Other internal and external economic factors Out of the planning process came key underlying themes of opportunities for Intergraph and, you, our customers A Blueprint for our Future

Primary Strategic Opportunities Intergraph’s solutions and our customers are highly relevant to the current global environment: Heightened security concerns and ever-present terrorist threats High oil prices and tightening inventory Increased development has created a demand for critical infrastructure Primary Strategic Opportunities

Intergraph’s markets are large & growing: Targeted software markets represent more than $2.5 billion in annual customer spend Markets have an average blended annual growth rate in the 5-10% range Primary Strategic Opportunities

Intergraph is a truly global company with a strong customer base: Customers in more than 60 countries with nearly 50% of revenue generated outside U.S. Strong customer relationships from history of technological innovation & leadership, high-level of customer support and commitment to customer success Primary Strategic Opportunities

2004 - 2006 Strategic Plan Takeaways Key Corporate Strategies: FOCUS assets and management on software-led growth and development to meet the demand of our customers and industries we serve CONSOLIDATE operations to realize revenue synergies between business units and provide the greatest value for our customers INVEST in ways that add value to our customers, internally and through acquisitions where market size and opportunity significant, returns are appropriate and growth and demand are apparent 2004 - 2006 Strategic Plan Takeaways

Conclusion

In Conclusion We appreciate your attendance at GeoSpatial World Intergraph is once again on a solid financial footing Intergraph is committed to you, our customers, to deliver market leading solutions that meet your needs